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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 21, 2004



                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



             Delaware                   000-21531            05-0376157
   (State or Other Jurisdiction        (Commission          (IRS Employer
         of Incorporation)             File Number)      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      On December 21, 2004, the Company issued a press release announcing the Company's acquisition of Select Nutrition Distributors, Inc. A copy of this press release is attached as an exhibit to this Form 8-K.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

               99.1 Press Release, dated December 21, 2004, announcing the Company's acquisition of Select Nutrition Distributors, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Rick D. Puckett
                                              --------------------------
                                              Rick D. Puckett
                                              Vice President, Treasurer and
                                              Chief Financial Officer

                                          Date:  December 23, 2004


                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

      99.1 Press Release, dated December 21, 2004, announcing the Company's acquisition of Select Nutrition Distributors, Inc.